UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012

VIASPACE GREEN ENERGY INC.

(Exact name of registrant as specified in its charter)

Virgin Islands (British) (State or other jurisdiction of incorporation)	000-54514 (Commission File Number)	N/A (IRS Employer Identification No.)

131 Bells Ferry Lane, Marietta, Georgia, 30066

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (678) 805-7472.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 5, 2012, VIASPACE Green Energy Inc. (the “Registrant”) filed a Form 8-K which disclosed that it delivered 6,503,920 newly-issued shares of common stock of the Registrant to Changs, LLC under the Recapitalization Agreement entered into by VIASPACE Inc., the Registrant, Stephen Muzi, Carl Kukkonen, Sung Chang and Changs, LLC.

The correct number of Registrant shares delivered to Changs, LLC was 8,384,320 shares, or 80% of the outstanding common shares of the Registrant.

Item 3.02 Unregistered Sales of Equity Securities

Effective as of September 30, 2012, in connection with the Recap Agreement, the Registrant issued to Chang 8,384,320 shares of its common stock. The Registrant relied upon Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of its stock. It believed that Section 4(2) was available because the offer and sale was not a public offering of its securities and there was not general solicitation or general advertising involved in the offer or sale.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE GREEN ENERGY INC.

(Registrant)

Date: October 10, 2012

By: /s/ Stephen Muzi
Chief Financial Officer

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